UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12
DAY ONE BIOPHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Day One Biopharmaceuticals, Inc.
2000 Sierra Point Parkway, Suite 501
Brisbane, CA 94005
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
April 28, 2023
To Our Stockholders:
NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders of Day One Biopharmaceuticals, Inc. will be held via a virtual meeting. You will be able to participate in the 2023 Annual Meeting and vote during the 2023 Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/DAWN2023 on Thursday, June 22, 2023 at 9:00 a.m. Pacific Time. It is important that you retain a copy of the control number found on the proxy card or voting instruction form, as such number will be required in order for stockholders to gain access to the virtual meeting. We believe that hosting a “virtual meeting” will enable greater stockholder attendance and participation from any location around the world, while also lowering costs and reducing environmental impact.
We are holding the meeting for the following purposes, which are more fully described in the accompanying proxy statement:
1.
To elect two Class II directors, each to serve three-year terms through the third annual meeting of stockholders following this meeting and until a successor has been elected and qualified or until earlier resignation or removal.

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
3.
To approve an amendment to our Restated Certificate of Incorporation to limit the liability of certain officers of the company as permitted pursuant to recent amendments to the Delaware General Corporation Law (the “DGCL”).

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment, rescheduling or postponement thereof.
Only stockholders of record at the close of business on April 25, 2023 are entitled to receive notice of, and to vote at the meeting and any adjournments thereof. The 2023 Annual Meeting materials include this Notice of Internet Availability of Proxy Materials (“Notice”), the accompanying proxy statement and our Annual Report to stockholders, each of which has been furnished to you over the Internet or, if you have requested a paper copy of the materials, by mail.
For at least ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available upon request by any stockholder for any purpose relating to the meeting. Stockholders can request the list of stockholders through our investor relations website at https://ir.dayonebio.com. Your vote as a Day One Biopharmaceuticals, Inc. stockholder is very important. Each share of common stock that you own represents one vote.

For questions regarding your stock ownership, you may contact us through our website at https://ir.dayonebio.com/ or, if you are a registered holder, our transfer agent, American Stock Transfer & Trust Company, LLC, by email through their website at http:www.astfinancial.com or by phone at (800) 937-5449 or (718) 921-8124. Whether or not you expect to attend the virtual meeting, we encourage you to read the proxy statement and vote through the Internet or by telephone, or to request, sign and return your proxy card as soon as possible, so that your shares may be represented at the meeting. For specific instructions on how to vote your shares, please refer to the section entitled “General Proxy Information” in the proxy statement.
By Order of the Board of Directors,

Jeremy Bender Chief Executive Officer and President

Brisbane, California
April 28, 2023
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE VIRTUAL ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 22, 2023: THE PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022 ARE AVAILABLE AT HTTP://WWW.PROXYVOTE.COM AND ON THE SEC WEBSITE AT WWW.SEC.GOV. YOU WILL NEED THE CONTROL NUMBER INCLUDED ON YOUR PROXY CARD OR VOTING INSTRUCTION FORM, OR INCLUDED IN THE E-MAIL TO YOU IF YOU RECEIVED THE PROXY MATERIALS BY E-MAIL, AS SUCH NUMBER WILL BE REQUIRED IN ORDER FOR STOCKHOLDERS TO GAIN ACCESS TO THE VIRTUAL MEETING.

DAY ONE BIOPHARMACEUTICALS, INC.

PROXY STATEMENT FOR 2023 ANNUAL MEETING OF STOCKHOLDERS

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this proxy statement other than statements of historical fact, including statements regarding our future operating results and financial condition, our business strategy and plans, market growth, and our objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “aim,” “may,” “will,” “should,” “expect,” “believe,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “seeks,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.
These statements are not historical facts and are based on current expectations, estimates, and projections about our industry, management’s beliefs, and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates, and uncertainties that are difficult to predict. For a discussion of some of the risks and important factors that could affect our future results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, and our other Securities and Exchange Commission (“SEC”) filings, which are available on the “Investors & Media” page of our website at https://ir.dayonebio.com and on the SEC website at www.sec.gov.
All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this proxy statement or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement. You should read the entire proxy statement before voting.
Meeting Agenda and Voting Recommendations
PROPOSAL NO. 1			BOARD’S RECOMMENDATION “FOR ALL NOMINEES” for this Proposal

ELECTION OF DIRECTORS

We are asking our stockholders to elect two Class II directors for a three-year term expiring at the 2026 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal. The table below sets forth information with respect to our two nominees standing for election. All of the nominees are currently serving as directors. Additional information about our director nominees and their respective qualifications can be found under the section titled “Proposal No. 1 Election of Directors—Nominees to Our Board of Directors.”

Name	Age	Director Since
Scott Garland	53	August 2021
John Josey, Ph.D., M.B.A.	61	September 2020

PROPOSAL NO. 2			BOARD’S RECOMMENDATION “FOR” this Proposal

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify the audit committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023. Information regarding fees paid to Ernst & Young LLP during fiscal year 2022 and 2021 can be found under the section titled “Proposal No. 2 Ratification of Appointment of Independent Registered Public Accounting Firm—Independent Registered Public Accounting Firm Fees and Services.”

PROPOSAL NO. 3			BOARD’S RECOMMENDATION “FOR” this Proposal

APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION

We are asking our stockholders to approve the proposed amendment to our Restated Certificate of Incorporation to limit the liability of certain officers of the company as permitted pursuant to recent amendments to the DGCL. Additional information about proposed amendment can be found under the section titled “Proposal No. 3 Approval of an Amendment to Our Restated Certificate of Incorporation.”

GOVERNANCE AND BOARD HIGHLIGHTS
We are committed to good corporate governance, which strengthens the accountability of our board of directors and promotes the long-term interests of our stockholders. The list below highlights our independent board and leadership practices, as discussed further in this proxy statement.

INDEPENDENT BOARD AND LEADERSHIP PRACTICES
•	Majority of directors are independent (7 out of 9 current directors)
•	Board of directors leadership structure where the chairperson and Chief Executive Officer positions are held by two different individuals and the chairperson is an independent director
•	All committees of the board of directors are composed of independent directors
•
Board of directors is focused on enhancing diversity and refreshment, evaluating the composition of the board of directors, taking into account the characteristics and qualifications of existing directors, tenure, potential director departures and the Company’s evolving strategic objectives

•	Comprehensive risk oversight practices, including cybersecurity, data privacy, legal and regulatory matters, and other critical evolving areas
•	Our nominating and corporate governance committee oversees our programs relating to corporate responsibility and sustainability, including environmental, social, and corporate governance matters
•	Independent directors conduct regular executive sessions
•	Directors maintain open communication and strong working relationships among themselves and have regular access to management
•	Board of directors has related party transaction standards for any direct or indirect involvement of a director in the company’s business activities

Day One Biopharmaceuticals, Inc.
2000 Sierra Point Parkway, Suite 501
Brisbane, CA 94005
PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

APRIL 28, 2023
INFORMATION ABOUT SOLICITATION AND VOTING
The accompanying proxy is solicited on behalf of the board of directors of Day One Biopharmaceuticals, Inc. for use at our 2023 Annual Meeting of Stockholders (“Annual Meeting”) to be held virtually at www.virtualshareholdermeeting.com/DAWN2023 on Tuesday, June 22, 2023 at 9:00 a.m. Pacific Time, and any adjournment, rescheduling or postponement thereof. The Notice and this proxy statement for the Annual Meeting (“Proxy Statement”) and the accompanying form of proxy were first distributed and made available on the Internet to stockholders on or about April 28, 2023. Our Annual Report for the fiscal year ended December 31, 2022 is available with this Proxy Statement by following the instructions in the Notice of Internet Availability of Proxy Materials. In this Proxy Statement, we refer to Day One Biopharmaceuticals, Inc. as “the Company,” “Day One,” “we” or “us.” References to our website in this Proxy Statement are not intended to function as hyperlinks and the information contained on our website is not intended to be incorporated into this Proxy Statement.
INTERNET AVAILABILITY OF PROXY MATERIALS
In accordance with SEC rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice with instructions for accessing the proxy materials, including our Proxy Statement and Annual Report, and voting via the Internet. The Notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this rule makes the proxy distribution process more efficient, less costly, and helps to conserve natural resources.
GENERAL INFORMATION ABOUT THE MEETING
Purpose of the Annual Meeting
You are receiving this Proxy Statement because our board of directors is soliciting your proxy to vote your shares at the Annual Meeting with respect to the proposals described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you pursuant to the rules and regulations of the SEC and is designed to assist you in voting your shares.
We intend to ensure that our stockholders are afforded the same rights and opportunities to participate virtually as they would at an in-person meeting. We believe the virtual format improves access for stockholders to attend, and participate fully and equally in the Annual Meeting because they can join with any Internet-connected device from any location around the world at no cost. Our virtual meeting format helps us engage with all stockholders regardless of size, resources, or physical location, saves us and stockholders time and money, and reduces our environmental impact.
Record Date; Quorum
Only holders of record of our common stock at the close of business on April 25, 2023 (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 73,572,633 shares of common stock outstanding and entitled to vote. At the close of business on the Record Date, our directors and executive officers and their respective affiliates beneficially owned and were entitled to vote 23,003,612 shares of common stock at the Annual Meeting, or approximately 31% of the voting power of the shares of our common stock outstanding on such date. For at least ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting. Stockholders can request the list of stockholders through our investor relations website at https://ir.dayonebio.com.
The holders of a majority of the voting power of the shares of our common stock entitled to vote at the Annual Meeting as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote at the Annual Meeting or if you have properly submitted a proxy.

Participating in the Annual Meeting
•	Instructions on how to attend the Annual Meeting are posted at www.virtualshareholdermeeting.com/DAWN2023.
•	You may log in to the meeting platform beginning at 8:45 a.m. Pacific Time on June 22, 2023. The meeting will begin promptly at 9:00 a.m. Pacific Time.
•	You will need the 16-digit control number provided in your proxy materials to attend the Annual Meeting at www.virtualshareholdermeeting.com/DAWN2023.
•	Stockholders of record and beneficial owners as of the Record Date may vote their shares electronically during the Annual Meeting.
•
If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/DAWN2023, type your question into the “Ask a Question” field, and click “Submit.” If your question is properly submitted during the relevant portion of the meeting agenda, we will respond to your question during the live webcast, subject to time constraints. Questions that are substantially similar may be grouped and answered together to avoid repetition. We reserve the right to exclude questions that are irrelevant to meeting matters, irrelevant to the business of Day One, or derogatory or in bad taste; that relate to pending or threatened litigation; that are personal grievances; or that are otherwise inappropriate (as determined by the chair of the Annual Meeting).

•
If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/DAWN2023. If you encounter technical difficulties accessing our meeting or asking questions during the meeting, a support line will be available on the login page of the virtual meeting website.

Voting Rights; Required Vote
In deciding all matters at the Annual Meeting, as of the close of business on the Record Date, each share of common stock represents one vote. We do not have cumulative voting rights for the election of directors. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.
Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote by telephone, through the Internet or, if you request or receive paper proxy materials, by filling out and returning the proxy card.
Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If, on the Record Date, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.
Each director will be elected by a plurality of the votes cast, which means that the two individuals nominated for election to our board of directors at the Annual Meeting (“Proposal No. 1”) receiving the highest number of “FOR” votes will be elected. You may vote “FOR ALL NOMINEES,” “WITHHOLD AUTHORITY FOR ALL NOMINEES” or “FOR ALL EXCEPT” one or any of the nominees you specify. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023 (“Proposal No. 2”) will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal. Approval of an amendment to our Certificate of Incorporation

(“Proposal No. 3”) will be obtained if holders of a majority of our outstanding shares vote “FOR” the proposal at the Annual Meeting. You may vote “FOR” or “AGAINST” or “ABSTAIN” from voting for Proposal Nos. 2 or 3).
Under the DGCL, abstentions (shares present at the Annual Meeting and marked “ABSTAIN”) and “WITHHOLD AUTHORITY” votes are counted for purposes of determining whether a quorum is present. At the Annual Meeting, abstentions will have no effect on Proposal No. 1 and Proposal No. 2 and will have the same effect as a vote “AGAINST” Proposal No. 3. Proxies marked “WITHHOLD” with respect to Proposal No. 1 will have no effect.
Broker non-votes occur when shares held by a broker for a beneficial owner are not voted either because (i) the broker did not receive voting instructions from the beneficial owner, or (ii) the broker lacked discretionary authority to vote the shares. Broker non-votes are counted for purposes of determining whether a quorum is present. A broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares. Absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At our Annual Meeting, only Proposal No. 2 is considered a routine matter. The other proposals presented at the Annual Meeting are non-routine matters. Broker non-votes are not deemed to be shares entitled to vote on and will have no effect on the outcome of Proposal No. 1 and Proposal No. 2 and will have the same effect as a vote “AGAINST” Proposal No. 3.
Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the Annual Meeting.
Recommendations of Our Board of Directors on Each of the Proposals Scheduled to be Voted on at the Annual Meeting
Our board of directors recommends that you vote “FOR ALL NOMINEES” of the Class II directors named in this Proxy Statement, “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023, and “FOR” the approval of a Certificate of Amendment to our Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted pursuant to recent amendments to the DGCL. None of our directors or executive officers has any substantial interest in any matter to be acted upon, other than with respect to Proposal No. 1 and Proposal No. 3.
Voting Instructions; Voting of Proxies
Vote By Internet	Vote By Telephone or Internet	Vote By Mail
You may vote via the virtual meeting website-any stockholder can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/DAWN2023, where stockholders may vote and submit questions during the meeting. The meeting starts at 9:00 a.m. Pacific Time. Please have your 16-Digit Control Number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/DAWN2023.
You may vote by telephone or through the Internet-in order to do so, please follow the instructions shown on your proxy card.
You may vote by mail-if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and promptly return it in the envelope provided or, if the envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717. Your completed, signed, and dated proxy card must be received prior to the Annual Meeting.

Votes submitted by telephone or through the Internet must be received by 11:59 p.m. Eastern Time on June 21, 2023. Submitting your proxy, whether by telephone, through the Internet or, if you request or receive a paper proxy card, by mail will not affect your right to vote in person should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated above.
If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card by telephone, through the Internet or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign and return each proxy card you received to ensure that all of your shares are voted.
We strongly recommend that you vote your shares in advance of the meeting as instructed above, even if you plan to attend the Annual Meeting virtually.
Expenses of Soliciting Proxies
We will pay the expenses of soliciting proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any other information furnished to stockholders. Following the original mailing of the soliciting materials, we and our agents, including directors, officers, and other employees, without additional compensation, may solicit proxies by mail, email, telephone, facsimile, by other similar means or in person. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials or vote through the Internet, you are responsible for any Internet access charges you may incur.
Revocability of Proxies
A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:
•	delivering to our Secretary by mail a written notice stating that the proxy is revoked;
•	signing and delivering a proxy bearing a later date;
•	voting again through the Internet; or
•	attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.
Voting Results
Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a current report on Form 8-K within four business days of the Annual Meeting.
Implications of Being a “Smaller Reporting Company”
We are a “smaller reporting company” as defined under Rule 405 of the Securities Act, and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about the Company’s executive compensation arrangements.
Implications of Being an “Emerging Growth Company”
We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). An emerging growth company may take advantage of specified reduced reporting requirements that are otherwise generally applicable to public companies. These provisions include:
•	an exemption from compliance with the auditor attestation requirement on the effectiveness of our internal control over financial reporting;
•
an exemption from compliance with any requirement that the Public Company Accounting Oversight Board may adopt regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements;

•	reduced disclosure about our executive compensation arrangements;
•	extended transition periods for complying with new or revised accounting standards; and
•	exemptions from the requirements to obtain a non-binding advisory vote on executive compensation or a stockholder approval of any golden parachute arrangement.
We will remain an emerging growth company until the earliest to occur of the following:
•	the last day of the fiscal year in which we have total gross revenue of $1.07 billion or more;
•	the issuance, in any three-year period, by us of more than $1.0 billion in non-convertible debt securities;
•	the last day of the fiscal year ending after the fifth anniversary of the completion of our initial public offering; and
•	the date on which we are deemed to be a “large accelerated filer,” as defined in Rule 12b-2 under the Exchange Act.
We intend to take advantage of certain of the available benefits under the JOBS Act. Accordingly, the information contained herein may be different than the information you receive from other public companies in which you hold stock.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS;
CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE
We are strongly committed to good corporate governance practices. These practices provide an important framework within which our board of directors and management can pursue our strategic objectives for the benefit of our stockholders.
Corporate Governance Guidelines
Our board of directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions, and other policies for the governance of the company. Our Corporate Governance Guidelines are available without charge on the “Investors & Media” section of our website, which is located at https://ir.dayonebio.com, by clicking “Governance Documents” in the “Corporate Governance” section of our website. Our nominating and corporate governance committee reviews the Corporate Governance Guidelines periodically, and changes are recommended to our board of directors as warranted.
Board of Directors and Committee Self-Evaluations
We conduct an annual self-evaluation process for our board of directors and its committees. As part of this process, our board of directors conducts an annual self-assessment of the performance of the board of directors and its committees, their own performance, and the performance of fellow members of the board of directors. Results from such assessment are aggregated and shared and discussed with our nominating and corporate governance committee and board of directors.
Our board evaluation process is used:
•
by our board of directors and nominating and corporate governance committee to assess the current composition of our board of directors and its committees and make recommendations for the qualifications, expertise, and characteristics we should seek in identifying potential new directors;

•
by our board of directors and nominating and corporate governance committee to identify the strengths and areas of opportunity of each member of our board of directors and to provide insight into how each member of our board of directors can be most valuable;

•	to improve agenda topics of the board of directors and its committees so that information they receive enables them to effectively address the issues they consider most critical; and
•
by our nominating and corporate governance committee as part of its annual review of each director’s performance when considering whether to nominate the director for re-election to the board of directors.

Board Leadership Structure
Our Corporate Governance Guidelines provide that our board of directors shall be free to choose its chairperson in any way that it considers in the best interests of our company, and that the nominating and corporate governance committee periodically considers the leadership structure of our board of directors and makes such recommendations to our board of directors with respect thereto as appropriate. Our Corporate Governance Guidelines also provide that, when the positions of chairperson and chief executive officer are held by the same person, our board of directors shall designate a “lead independent director” by a majority vote of the independent directors. In cases in which the chairperson and chief executive officer are the same person, the chairperson schedules and sets the agenda for meetings of our board of directors in consultation with the lead independent director, and the chairperson, or if the chairperson is not present, the lead independent director, chairs such meetings. The responsibilities of the lead independent director include: presiding at executive sessions of independent directors, serving as a liaison between the chairperson and the independent directors, consulting with the chairperson regarding the information sent to our board of directors in connection with its meetings, having the authority to call meetings of the independent directors, being available under appropriate circumstances for consultation and direct communication with stockholders, and performing such other functions and responsibilities as requested by our board of directors from time to time.
Currently, our board of directors believes that it should maintain flexibility to select the chairperson of our board of directors and adjust our board leadership structure from time to time. The positions of Chief Executive Officer and chair of our board of directors are currently held by two different individuals (Jeremy Bender and Garry Nicholson, respectively). Jeremy Bender has served as our Chief Executive Officer since September 2020 and Garry Nicholson as the chair of our board of directors since September 2022. This structure allows our Chief Executive Officer to focus on our day-to-day business while our chair leads our board of directors in its fundamental role of providing advice to, and independent oversight of, management. Our board of directors believes that Mr. Nicholson’s strategic vision for our business and deep knowledge of our industry make him well qualified to serve as chair of our board of directors. Our board of directors believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of our board of directors and sound corporate governance policies and practices. Any changes to the leadership structure of our board of directors, if made will be promptly disclosed on the Investor Relationship portion of our website, and disclosed in the applicable proxy materials. Our board of directors, in its sole discretion, may seek input from our stockholders on the leadership structure of the board of directors. Our board of directors, in its sole discretion, may seek input from our stockholders on the leadership structure of the board of directors.
Our Board of Directors’ Role in Risk Oversight
Our board of directors, as a whole, has responsibility for risk oversight, although the committees of our board of directors oversee and review risk areas that are particularly relevant to them. The risk oversight responsibility of our board of directors and its committees is supported by our management reporting processes, which are designed to provide visibility to our board of directors and to our personnel that are responsible for risk assessment and information about the identification, assessment and management of critical risks and management’s risk mitigation strategies. These areas of focus include both short-term and long-term competitive, economic, operational, financial (accounting, credit, investment, liquidity and tax), legal, regulatory, cybersecurity, privacy, compliance and reputational risks. Our board of directors reviews strategic and operational risk in the context of discussions, question and answer sessions, and reports from the management team at each regular board meeting, receives reports on all significant committee activities at each regular board meeting, and evaluates the risks inherent in significant transactions. Our audit committee assists our board of directors in fulfilling its oversight responsibilities with respect to risk management.
Each committee of our board of directors meets with key management personnel and representatives of outside advisors to oversee risks associated with their respective principal areas of focus. Our audit committee reviews our major financial risk exposures, our internal control over financial reporting, our disclosure controls and procedures, legal and regulatory compliance, and, among other things, discusses with management and our independent auditor guidelines and policies with respect to risk assessment and risk management. Our compensation committee evaluates our major compensation-related risk exposure and the steps management has taken to monitor or mitigate such exposures. Our nominating and corporate governance committee assesses risks relating to our corporate governance practices, the independence of our board of directors and reviews and discusses the narrative disclosure regarding our board of directors’ leadership structure and role in risk oversight. We believe this division of responsibilities is an effective approach for addressing the risks we face and that our board leadership structure supports this approach.
Cybersecurity Risk Oversight
Securing the information of participants in our studies, medical professionals, team members, and other third parties is important to us. We have adopted physical, technological, and administrative controls on data security, and have a defined procedure for data incident detection, containment, response, and remediation. While everyone at our company plays a part in managing these risks, oversight responsibility is shared by our board of directors, our audit committee, and management.
Independence of Directors
The listing rules of the Nasdaq Stock Market LLC (“Nasdaq”) generally require that independent directors constitute a majority of a listed company’s board of directors. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees must be an “independent director.” Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, compensation committee members must not have a relationship with the listed company that is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member.
In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.
Our board of directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our board of directors determined that each of our directors continuing in their role after the Annual Meeting other than Dr. Bender are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq. In making these determinations, our board of directors reviewed and discussed information provided by the directors and by us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our common stock by each non-employee director and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.”
Committees of Our Board of Directors
Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee. The composition and responsibilities of each committee are described below. Each of these committees has a written charter approved by our board of directors. Copies of the charters for each committee are available, without charge, in the “Investors & Media” section of our website, which is located at https://ir.dayonebio.com, by clicking on “Governance Documents” in the “Corporate Governance” section of our website. Members serve on these committees until their resignations or until otherwise determined by our board of directors.
Audit Committee
Our audit committee is composed of Scott Garland, Michael Gladstone and Saira Ramasastry. Ms. Ramasastry is the chair of our audit committee. The members of our audit committee meet the independence requirements under Nasdaq and SEC rules and regulations. Each member of our audit committee is financially literate. In addition, our board of directors has determined that Ms. Ramasastry is an “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act. This designation does not impose any duties, obligations or liabilities that are greater than those generally imposed on other members of our audit committee and our board of directors. Our audit committee is responsible for, among other things:
•	selecting and hiring our independent registered public accounting firm;
•	the qualifications, independence and performance of our independent auditors;
•	the preparation of the audit committee report to be included in our annual proxy statement;
•	our compliance with legal and regulatory requirements;
•	our accounting and financial reporting processes, including our financial statement audits and the integrity of our consolidated financial statements; and
•	reviewing and approving related-person transactions.
Compensation Committee
Our compensation committee is composed of Daniel Becker, John Josey and Natalie Holles. Ms. Holles is the chair of our compensation committee. The members of our compensation committee meet the independence requirements under Nasdaq and SEC rules and regulations. Each member of this committee is also a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act. Our compensation committee is responsible for, among other things:
•	evaluating, recommending, approving and reviewing executive officer compensation arrangements, plans, policies and programs;
•	evaluating and recommending non-employee director compensation arrangements for determination by our board of directors;
•	administering our cash-based and equity-based compensation plans; and
•	overseeing our compliance with regulatory requirements associated with the compensation of directors, officers and employees.

Our board of directors has also established an equity award committee that is composed of our Chief Executive Officer to make ordinary course equity awards grants to employees that are not our executive officers or non-employee directors, subject to certain limitations on the equity grant amounts per grantee and aggregate grant amounts.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee is composed of Garry Nicholson, John Josey and Natalie Holles. Dr. Josey is the chair of our nominating and corporate governance committee. The members of our nominating and corporate governance committee meet the independence requirements under Nasdaq and SEC rules and regulations. Our nominating and corporate governance committee is responsible for, among other things:
•	identifying, considering and recommending candidates for membership on our board of directors;
•	overseeing the process of evaluating the performance of our board of directors; and
•	advising our board of directors on other corporate governance matters.
Compensation Committee Interlocks and Insider Participation
The members of our compensation committee during the year ended December 31, 2022 included Dr. Becker, Dr. Josey and Ms. Holles. None of the members of the compensation committee in fiscal year 2022 was at any time during fiscal year 2022 or at any other time an officer or employee of ours or any of our subsidiaries, and none had or have any relationships with us that are required to be disclosed under Item 404 of Regulation S-K. During fiscal year 2022, none of our executive officers served as a member of our board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our board of directors or compensation committee.
Anti-Hedging
We have adopted an Insider Trading Policy that applies to all of our directors, officers, employees and our extended workforce, including our Chief Executive Officer and other executive officers. Among other prohibited activities, the Insider Trading Policy prohibits individuals from engaging in hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds in a manner that could be interpreted as hedging.
Board and Committee Meetings and Attendance
Our board of directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. During fiscal year 2022, our board of directors met 7 times, the audit committee met 4 times, the compensation committee met 6 times, and the nominating and corporate governance committee met 1 time. During fiscal year 2022, each member of our board of directors attended at least 75% of the aggregate of all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served.
Board Attendance at Annual Stockholders’ Meeting
Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. All eight members of our board of directors were present at our 2022 annual meeting of stockholders.
Presiding Director of Non-Employee Director Meetings
The non-employee directors meet in regularly scheduled executive sessions without management to promote open and honest discussion. Our chair of the board of directors, currently Mr. Nicholson, is the presiding director at these meetings.
Communication with Directors
Stockholders or other interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors or a specific member of our board of directors (including our chairperson or lead independent director, if any) may do so by letters addressed to the attention of our Secretary.

All communications are reviewed by the Secretary and provided to the members of our board of directors as appropriate. Unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.
The address for these communications is:
Day One Biopharmaceuticals, Inc.
c/o Secretary
2000 Sierra Point Parkway
Suite 501
Brisbane, California 94005
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of the members of our board of directors, officers and employees. Our Code of Business Conduct and Ethics is posted on the “Investors & Media” section of our website, which is located at https://ir.dayonebio.com under “Governance Documents” in the “Corporate Governance” section of our website. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the address and location specified above.
Corporate Responsibility and Sustainability
We believe that corporate social responsibility (“CSR”) initiatives are important to our business and to creating sustainable value for our stockholders and wider stakeholder group. Our board of directors and management are committed to these initiatives and believe these efforts will benefit our employees, partners, and the communities in which we operate.
Social and Ethical Practices
We believe that CSR initiatives are important to our business and to creating sustainable value for our stockholders and wider stakeholder group. Our board of directors and management are committed to these initiatives in order to create and maintain a diverse, inclusive and safe work environment where our employees can bring their best selves to work each day. As part of our diversity, equity, inclusion and belonging strategy, we made an active decision to pursue opportunities for learning and engagement that bring people from different backgrounds together into conversation. Our commitment to diversity extends through our recruitment, retention, learning, engagement, community partnerships and competitive pay and benefits. Social and Ethical CSR highlights include:
•
Diversity and inclusion. Building a diverse team that functions in an inclusive environment is critical to our success as a global company. We seek to recruit, develop, and retain the most talented people from a diverse candidate pool. Day One is committed to providing an environment of mutual respect where equal employment opportunities are available to all applicants without regard to race, color, religion, sex, pregnancy (including childbirth and related medical conditions), national origin, age, physical and mental disability, marital status, sexual orientation, gender identity, gender expression, genetic information (including characteristics and testing), military and veteran status, and any other characteristic protected by applicable law. Our management team and employees are expected to exhibit and promote honest, ethical and respectful conduct in the workplace. All of our employees must adhere to a code of conduct that sets standards for appropriate behavior and are required to attend biennial training to help prevent, identify, report and stop any type of discrimination and harassment. All recruitment, hiring, development, training, compensation and advancement at our company is based on qualifications, performance, skills and experience without regard to gender, race and ethnicity.

•
Competitive pay and benefits. Drug development is a complex endeavor which requires deep expertise and experience across a broad array of disciplines. Biotechnology and pharmaceutical companies both large and small compete for a limited number of qualified applicants to fill specialized positions. We monitor our compensation programs closely and provide what we consider to be a very competitive mix of compensation, insurance and wellness benefits for all our employees, as well as participation in our equity and enhanced maternity and paternity programs. To attract qualified applicants, we offer a total rewards package consisting of base salary and cash target bonus, a comprehensive benefits package and equity compensation for all full-time employees. Bonus opportunity and equity compensation increase as a percentage of total compensation based on level of responsibility. Actual bonus payout is based on company and individual performance.
•
Employee development and training. We focus on attracting, retaining and cultivating talented individuals. We emphasize employee development and training by providing access to a wide range of online and instructor led development and continual learning programs. Employees are encouraged to attend scientific, clinical and technological meetings and conferences and have access to broad resources they need to be successful.

Governance
We are committed to corporate governance policies and practices demonstrating the highest standards of business ethics. We have procedures in place to help ensure compliance with governmental regulations. We review industry trends and best practices so we can continue to foster an environment centered around accountability. Governance CSR highlights include:
•
Board of Directors Oversight. Our board of directors recognizes the critical importance of our team and the necessity to ensure a diverse and inclusive work environment. Our board of directors discusses with management issues impacting our employees.

•	Nominating and Corporate Governance Charter Expansion. The responsibilities of our nominating and corporate governance committee include oversight of our corporate social responsibility programs.
•
Code of Business Conduct and Ethics Training Compliance. All employees and members of the board of directors are trained in and affirm compliance with our comprehensive Code of Business Conduct and Ethics.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to the Board of Directors
Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of the nominating and corporate governance committee in accordance with the committee’s charter, our restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the criteria approved by our board of directors regarding director candidate qualifications. In recommending candidates for nomination, the nominating and corporate governance committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our board of directors is set forth below under “Stockholder Proposals to Be Presented at Next Annual Meeting.”
Director Qualifications; Diversity
With the goal of developing a diverse, experienced and highly qualified board of directors, the nominating and corporate governance committee is responsible for developing and recommending to our board of directors the desired qualifications, expertise and characteristics of members of our board of directors, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our board of directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our board of directors to possess. We value diversity on a company-wide basis and seek to achieve a mix of members to our board of directors that represent a diversity of background and experience, including with respect to age, gender, race, ethnicity, and occupation. Although the board of directors does not establish specific goals with respect to diversity, the board of directors’ overall diversity is a significant consideration in the director nomination process.
Because the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal and regulatory rules and the Nasdaq listing requirements and the provisions of our restated certificate of incorporation, amended and restated bylaws, Corporate Governance Guidelines, and charters of the committees of our board of directors. In addition, neither our board of directors nor our nominating and corporate governance committee has a formal policy with regard to the consideration of diversity in identifying nominees. When considering nominees, the nominating and corporate governance committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of our board of directors in the context of its existing composition. Through the nomination process, the nominating and corporate governance committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to our board of directors’ overall effectiveness. The brief biographical description of each director set forth in Proposal No. 1 below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of our board of directors at this time.

See below for the diversity matrix of our board of directors as of December 31, 2022. The diversity matrix of our board of directors for the year ended December 31, 2021 is available in our proxy statement for the 2022 annual meeting of our stockholders, filed with the SEC on April 28, 2022.
Total Number of Directors: 9 directors
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender Identity
Directors	3	5	—	1
Demographic Background
White	2	5	—	—
Two or More Races or Ethnicities	1	—	—	—
Did Not Disclose Demographic Background	1

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our board of directors currently consists of nine directors and is divided into three classes. However, Ms. Grant has not been nominated for re-election at the Annual Meeting and therefore, effective as of the Annual Meeting, our board of directors will consist of eight members and the size of the board of directors will be reduced accordingly. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors in Class II will stand for election at the Annual Meeting. The terms of office of directors in Class III and Class I do not expire until the annual meetings of stockholders held in 2024 and 2025, respectively. At the recommendation of our nominating and corporate governance committee, our board of directors proposes that each of the two Class II nominees named below, each of whom is currently serving as a director in Class II, be elected as a Class II director for a three-year term expiring at the 2026 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal. Each director will be elected by a plurality of the votes cast, which means that the two individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected.
Shares represented by proxies will be voted “FOR” the election of each of the two nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.
Nominees to Our Board of Directors
The nominees and their ages, occupations and length of service on our board of directors as of the date of this Proxy Statement, are provided in the table below and in the additional biographical descriptions set forth in the text below the table.
Name of Director/Nominee	Age	Position	Director Since
Scott Garland(1)	54	Director	August 2021
John Josey, Ph.D., M.B.A.(2)(3)	62	Director	September 2020
(1)	Member of the audit committee.
(2)	Member of the compensation committee.
(3)	Member of the nominating and corporate governance committee.
John Josey, Ph.D., M.B.A. has served as a member of our board of directors since September 2020. He has been a Venture Partner with The Column Group since March 2020. He previously served as President and Chief Executive Officer, and as a member of the board of directors of Peloton Therapeutics, a biotechnology company focused on oncology drug discovery and development, since August 2013, and prior to that was its President and Chief Scientific Officer. Prior to that, Dr. Josey was Vice President of Discovery Chemistry from 2004 to 2011, Senior Director of Lead Generation from 2000 to 2004, and Senior Director of High-Speed Synthesis from 1998 to 2000 at Array BioPharma Inc., a biotechnology company. Prior to joining Array, Dr. Josey was employed by Amgen Inc., a biopharmaceutical company, from 1995 to 1998. From 1991 until 1995, Dr. Josey was employed in the Medicinal Chemistry Department of Glaxo Research Institute. Dr. Josey received a B.S. in chemistry from Colorado State University, an M.B.A. from the University of Colorado and a Ph.D. in organic chemistry from the University of Texas at Austin. He was a Damon Runyon-Walter Winchell postdoctoral fellow at the California Institute of Technology. We believe Dr. Josey is qualified to serve on our board of directors because of his operational perspective and his broad experience within the biotechnology industry, particularly in the area of drug discovery and development.
Scott Garland has served as member of our board of directors since August 2021. Mr. Garland was the chief executive officer of PACT Pharma, an immuno-oncology company focused on developing neoantigen targeted T-cell therapies for solid tumors from March 2021 to February 2023. Prior to PACT, Mr. Garland served as president and chief executive officer of Portola Pharmaceuticals from October 2018 to September 2020, where he led the company through the commercial launch of Andexxa and acquisition by Alexion. Before joining Portola, Mr. Garland was at Relypsa from November 2014 to October 2018, where he served as chief commercial officer, and then as president of the U.S. organization after Relypsa’s acquisition by Vifor Pharma. Prior to Relypsa, Mr. Garland was chief commercial officer at Exelixis from October 2011 to October 2014 where he led the launch of cabozantinib.

Mr. Garland has held numerous other commercial leadership roles at Genentech, Amgen and Merck, including leading the commercial franchises for two multi-billion dollar therapies – Avastin® and Rituxan®. He also serves as a board member for PACT Pharma since March 2021, Calithera Biosciences, a biotechnology company, since July 2020 and ALX Oncology Inc., a biopharmaceutical company, since November 2022. From November 2014 to June 2020, Mr. Garland served on the board of directors for Karyopharm Therapeutics Inc., a biotechnology company. Mr. Garland received a Bachelor of Science degree from California Polytechnic State University-San Luis Obispo and a master’s degree in Business Administration from the Fuqua School of Business at Duke University. We believe Mr. Garland is qualified to serve on our board of directors because of his experience in the biopharmaceutical industry and his commercial and executive leadership experience.
Continuing Directors
The directors who are serving for terms that end following the Annual Meeting and their ages, occupations and length of service on our board of directors as of the date of this Proxy Statement are provided in the table below and in the additional biographical descriptions set forth in the text below the table.
Name of Director	Age	Position	Director Since
Class I Directors:
Michael Gladstone(1)	36	Director	December 2019
Natalie Holles(2)(3)	50	Director	February 2021
Garry Nicholson(3)	68	Director	September 2022
Class III Directors:
Jeremy Bender, Ph.D., M.B.A.	51	Director	September 2020
Daniel Becker, M.D., Ph.D.(2)	48	Director	December 2019
Saira Ramasastry, M.S., M.Phil.(1)	47	Director	March 2021
(1)	Member of the audit committee.
(2)	Member of the compensation committee.
(3)	Member of the nominating and corporate governance committee.
Michael Gladstone has served as a member of our board of directors since December 2019. He is a Partner at Atlas Venture, a venture capital firm since March 2012. Mr. Gladstone is a co-founder and member of the board of directors of Third Harmonic Bio, Inc., a biopharmaceutical company, since April 2019. Mr. Gladstone also serves on the boards of directors of several private biopharmaceutical companies such as Versanis Bio and Pheon Therapeutics. Prior to joining Atlas, Mr. Gladstone worked at L.E.K. Consulting, a management consulting firm, and previously, he conducted HIV vaccine research in the Viral Pathogenesis department of Beth Israel Deaconess Medical Center. Mr. Gladstone serves as an advisor to several organizations, including as member of the Corporate Advisory Committee for National Tay Sachs and Allied Diseases, a national organization focused on funding research, promoting awareness, and supporting families affected by Tay-Sachs and related genetic diseases. He holds an A.B. in Biochemical Sciences from Harvard University. We believe Mr. Gladstone is qualified to serve on our board of directors because of his extensive experience in the field of biotechnology.
Natalie Holles has served as a member of our board of directors since February 2021. Since August 2021, she has served as the Chief Executive Officer of Third Harmonic Bio. From January 2020 through March 2021, she served as President and Chief Executive Officer at Audentes Therapeutics, Inc., a biotechnology company focused on genetic medicines, from January 2020 through March 2021, and prior to that served as their President and Chief Operating Officer beginning in May 2018 and Senior Vice President, Chief Operating Officer beginning in August 2015. Previously, Ms. Holles served as Senior Vice President, Corporate Development at Hyperion Therapeutics, Inc., a rare disease pharmaceutical company, from June 2013 through its acquisition by Horizon Pharma, plc in May 2015. From August 2012 until June 2013, Ms. Holles served as the Executive Vice President, Corporate Development at Immune Design, Inc., an immunotherapy company, and from December 2010 to June 2013, Ms. Holles served as an independent life sciences corporate development consultant. Earlier in her career, Ms. Holles served as the Vice President, Business Development at KAI Pharmaceuticals, Inc., which was acquired by Amgen in 2012, and previously held corporate development and commercial roles at InterMune, Inc (acquired by Roche) and Genentech, Inc. Ms. Holles also served on the board of directors of Rubius Therapeutics, Inc., a biopharmaceutical company, from March 2019 to August 2022 and Allakos Inc., a biotechnology company, from December 2020 to August 2021. Ms. Holles holds a B.A. in Human Biology from Stanford University and an M.A. in Molecular, Cellular and

Developmental Biology from the University of Colorado, Boulder, where she was a Howard Hughes Medical Institute Predoctoral Fellow. We believe Ms. Holles is qualified to serve on our board of directors because of her extensive operational and business development experience.
Garry Nicholson has served as member of our board of directors since September 2022. From August 2015 to October 2016 he served as President and Chief Executive Officer of XTuit Pharmaceuticals, Inc., where he was also a member of the board of directors. Mr. Nicholson joined Pfizer, Inc. in May 2008 to lead the global oncology franchise, finishing his career there as President, Pfizer Oncology in April 2015. During his tenure at Pfizer, Mr. Nicholson served on the board of directors of the Pfizer Foundation and was a member of the company’s Portfolio, Strategy and Investment Committee, which set corporate research and development priorities and investment strategy. Prior to joining Pfizer, Mr. Nicholson worked at Eli Lilly where he held roles of increasing responsibility, most recently as the Global Oncology Platform Leader. Since September 2018, Mr. Nicholson has served as Chair of the Board of Directors of G1 Therapeutics, Inc. and as a member of the board of directors at NextCure, Inc. since March 2020, both public biopharmaceutical companies. From May 2017 to February 2021, Mr. Nicholson was a member of the board of directors of Five Prime Therapeutics, Inc. which was a public company until it was acquired by Amgen, and he previously served as a member of the board of directors of Tesaro, Inc., which was a public company until it was acquired by GlaxoSmithKline plc. Mr. Nicholson was also a member of the board of directors of Turning Point Therapeutics, Inc. from January 2020 to June 2022, which was a public company until it was acquired by Bristol Myers Squibb and a board member of SQZ Biotechnologies Company, a biotechnology company, from December 2015 to March 2020. Mr. Nicholson received a B.S. in Pharmacy from the University of North Carolina at Chapel Hill and an M.B.A. from the University of South Carolina. We believe Mr. Nicholson is qualified to serve on our board of directors because of his extensive leadership history as well as broad experience within the biopharmaceutical industry.
Jeremy Bender, Ph.D., M.B.A. has served as our Chief Executive Officer, President and a member of our board of directors since September 2020. Prior to joining Day One, Dr. Bender was Vice President of Corporate Development at Gilead Sciences, a pharmaceutical company, from March 2018 to September 2020. Prior to that, he was Chief Operating Officer of Tizona Therapeutics from July 2015 to March 2018 and Chief Business Officer of Sutro Biopharma, a biotechnology company specializing in cancer and autoimmune therapeutics, from October 2012 to July 2015. Prior to joining Sutro Biopharma, he was Vice President of Corporate Development at Allos Therapeutics, a biotechnology company focused on cancer treatments, from January 2006 to September 2012. Dr. Bender began his career in the life sciences practice at Boston Consulting Group, a management consulting company. Dr. Bender also sits on the board of Mereo BioPharma as an independent board member. Dr. Bender holds a B.S. in Biological Sciences from Stanford University, a Ph.D. in Microbiology and Immunology from the University of Colorado, and an M.B.A. from the MIT Sloan School of Management. We believe that Dr. Bender’s experience as our Chief Executive Officer and President and history of leadership in the biopharmaceutical field qualifies him to serve on our board of directors.
Daniel Becker M.D., Ph.D. has served as a member of our board of directors since December 2019. He is a Managing Director at Access Biotechnology, the biopharmaceutical investing arm of Access Industries, a privately held U.S.-based industrial group, since August 2019. Prior to joining Access, Dr. Becker was a Principal at New Leaf Venture Partners from January 2015 to May 2019, a venture capital firm, and a Principal in the Health Care practice at the Boston Consulting Group. From March 2020 to April 2021, Dr. Becker served as a member of the board of directors for Pandion Therapeutics, Inc. (acquired by Merck & Co. Inc.), a biotechnology company. From January 2017 to September 2020, Dr. Becker served on the board of directors of Principia Biopharma Inc. (acquired by Sanofi SA), a biopharmaceutical company. Dr. Becker also serves on the boards of directors of a number of private biopharmaceutical companies such as Matchpoint Therapeutics Inc., Mariana Oncology Inc., and Acelyrin, Inc. Dr. Becker trained clinically in internal medicine and nephrology at Brigham and Women’s Hospital and Massachusetts General Hospital, and was a Research Fellow at Harvard Medical School. He obtained both his M.D. and Ph.D. (Cellular and Molecular Biology) degrees from the University of Michigan, and received his B.S. in Physiology from the University of Illinois at Urbana-Champaign. We believe Dr. Becker is qualified to serve on our board of directors because of his medical training and expertise in early-stage biotech companies.
Saira Ramasastry, M.S., M.Phil. has served as a member of our board of directors since March 2021. Ms. Ramasastry is the Managing Partner of Life Sciences Advisory, LLC, since April 2009, a company that she founded to provide strategic advice, business development solutions and innovative financing strategies for the life sciences industry. Ms. Ramasastry also serves on the Industry Advisory Board of the Michael J. Fox Foundation for Parkinson’s

Research, and as business and sustainability lead for the European Prevention of Alzheimer’s Dementia consortium. From August 1999 to March 2009, Ms. Ramasastry was an investment banker with Merrill Lynch & Co., Inc. where she helped establish the biotechnology practice and was responsible for origination of mergers and acquisitions, strategic and capital markets transactions. Prior to joining Merrill Lynch she served as a financial analyst in the mergers and acquisitions group at Wasserstein Perella & Co., an investment banking firm, from July 1997 to September 1998. Ms. Ramasastry has served on the boards of directors of Vir Biotechnology, Inc., since September 2019, Glenmark Pharmaceuticals, Ltd., since April 2019, and Mirum Pharmaceuticals, Inc., since June 2022. Ms. Ramasastry previously served on the board of directors of Akouos, Inc. from 2020 until it was acquired by Eli Lilly & Company in December 2022, Sangamo Therapeutics from June 2012 until May 2022, and Innovate Biopharmaceuticals, Inc. from June 2018 until it was acquired by RDD Pharma Ltd. in April 2020. Ms. Ramasastry received her B.A. in Economics with honors and distinction and an M.S. in Management Science and Engineering from Stanford University, as well as an M. Phil. in Management Studies from the University of Cambridge where she is a guest lecturer for the Bioscience Enterprise Programme. Ms. Ramasastry is also a Health Innovator Fellow of the Aspen Institute and a member of the Aspen Global Leadership Network. We believe Ms. Ramasastry is qualified to serve on our board of directors because of her extensive experience within the biotechnology industry and her operational and business development experience.
There are no family relationships among our directors and executive officers.
Director Compensation
The following table provides information for the year ended December 31, 2022 regarding all compensation awarded to, earned by or paid to each person who served as a director for some portion or all of 2022, other than Dr. Bender, our Chief Executive Officer. Dr. Bender is not included in the table below, as he is an employee and receives no compensation for his service as director. The compensation received by Dr. Bender as an employee is shown in the “Executive Compensation—Summary Compensation Table” below. Other than as described below, none of our non-employee directors received any fees or reimbursement of any expenses (other than customary expenses in connection with the attendance of meetings of our board of directors).
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(4)	Total ($)
Daniel Becker, M.D., Ph.D.	45,500	280,296	325,796
Scott Garland	47,625	280,296	327,921
Michael Gladstone	49,625	280,296	329,921
Julie Grant, M.Phil., M.B.A.(2)	79,000	280,296	359,296
Natalie Holles	84,000	280,296	364,296
John Josey, Ph.D., M.B.A.	54,500	280,296	334,796
Garry Nicholson(3)	30,375	560,093	590,468
Saira Ramasastry, M.S., M.Phil.	55,250	280,296	335,546
(1)
The amounts reported represent the grant date fair value of the option awards granted to our non-employee directors in the year ended December 31, 2022 computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 (“ASC 718”). The assumptions used in calculating the grant date fair value of the stock awards reported in the Option Awards column are set forth in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

(2)	Ms. Grant has not been nominated for re-election to our board of directors at the Annual Meeting.
(3)	Mr. Nicholson was appointed to our board of directors in September 2022.
(4)	For information regarding the number of stock option awards and restricted stock awards held by each non-employee director as of December 31, 2022, see the table below:
Name	Shares Underlying Option Awards Held as of December 31, 2022	Shares Underlying Stock Awards Held as of December 31, 2022
Daniel Becker, M.D., Ph.D.	91,700	—
Scott Garland	76,772	—
Michael Gladstone	91,700	—
Julie Grant, M.Phil., M.B.A.	91,700	—
Natalie Holles	109,000	57,310
John Josey, Ph.D., M.B.A.	92,881	65,292

Name	Shares Underlying Option Awards Held as of December 31, 2022	Shares Underlying Stock Awards Held as of December 31, 2022
Garry Nicholson	33,900	—
Saira Ramasastry, M.S., M.Phil.	116,281	50,485
Non-Employee Director Compensation Arrangements
Our compensation arrangements for non-employee directors are reviewed and approved periodically by our compensation committee and board of directors.
Non-Employee Director Equity Compensation
Initial appointment option grant
Each non-employee director who is elected or appointed to our board of directors will be automatically granted options under our 2021 Equity Incentive Plan with an aggregate value of up to $560,000 (unless otherwise determined by our board of directors). For fiscal year 2023, the board of directors approved changing the initial award value to be $588,000 (unless otherwise determined by our board of directors).
This initial award shall vest as to 1/36th of the total shares on each monthly anniversary of the initial award grant date, in each case, subject to the non-employee director’s continued service on each applicable vesting date.
This initial award shall accelerate in full upon the consummation of a “corporate transaction” (as defined in the 2021 Equity Incentive Plan), subject to the applicable non-employee director’s continued service as-of immediately prior to such corporate transaction.
Annual option grant
Under the non-employee director compensation policy, on the date of each annual meeting of our stockholders (commencing with this Annual Meeting), each non-employee director serving on our board of directors prior to the annual meeting, and who will continue to serve on our board of directors following the annual meeting, will receive a grant of options under the 2021 Equity Incentive Plan with an aggregate value of up to $280,000. If a non-employee director joins our board of directors between the annual stockholder meetings, he or she will receive a pro-rated annual award based on the number of months of expected service prior to the subsequent annual stockholder meeting. For fiscal year 2023, the board of directors approved changing the annual award value to be $294,000.
This annual award shall vest as to 1/12th of the total shares on each monthly anniversary of the grant date, in each case, subject to the non-employee director’s continued service on each applicable vesting date.
This annual award shall accelerate in full upon the consummation of a “corporate transaction” (as defined in the 2021 Equity Incentive Plan), subject to the applicable non-employee director’s continued service as-of immediately prior to such corporate transaction.
Non-Employee Director Cash Compensation
Each non-employee director will be entitled to receive an annual cash retainer of $40,000, paid quarterly in arrears and pro-rated for partial quarters served, for service on the board of directors. Each non-employee director is also entitled to additional annual cash compensation for committee membership. In June 2022, the board of directors approved the annual cash compensation for committee members as follows:
•	Audit committee chair: $15,500;
•	Audit committee member: $7,750;
•	Compensation committee chair: $12,000;
•	Compensation committee member: $6,000;
•	Nominating and corporate governance committee chair: $10,000; and
•	Nominating and corporate governance committee member: $5,000.
Chairs of our committees receive the cash compensation designated above for chairs in lieu of the non-chair member cash compensation. In addition, for fiscal year 2022, our non-executive chair and lead independent director were entitled to receive an additional annual cash retainer of $30,000 and $26,250, respectively. For information about the cash compensation policy for non-employee directors prior to June 2022, please see our definitive proxy statement for the fiscal year ended December 31, 2021 filed with the SEC on April 28, 2022.
The board of directors approved the following retainer amounts in March 2023, effective July 2023:
•	Board of director chair: $32,500
•	Audit committee chair: $20,000;
•	Audit committee member: $10,000;
•	Compensation committee chair: $15,000;
•	Compensation committee member: $7,500;
•	Nominating and corporate governance committee chair: $10,000; and
•	Nominating and corporate governance committee member: $5,000.
Required Vote
The Class II directors will be elected by a plurality of the voting power of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. In other words, the two nominees receiving the highest number of “FOR” votes will be elected as Class II directors. You may vote (i) “FOR ALL NOMINEES” (ii) “WITHHOLD AUTHORITY FOR ALL NOMINEES” for each director nominee or (iii) “FOR ALL EXCEPT” one or more of the nominees you specify. Shares represented by executed proxies will be voted, if authority to do so is not expressly withheld, for the election of Mr. Gartland and Mr. Josey, “WITHHOLD” votes and broker non-votes will have no effect on the outcome of this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN THE ELECTION OF EACH OF THE TWO NOMINATED DIRECTORS

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Our audit committee has selected Ernst & Young LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2023 and recommends that stockholders vote for ratification of such selection. The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023 requires the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting. In the event that Ernst & Young LLP is not ratified by our stockholders, the audit committee will review its future selection of Ernst & Young LLP as our independent registered public accounting firm.
Ernst & Young LLP audited our financial statements for the year ended December 31, 2022. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.
Independent Registered Public Accounting Firm Fees and Services
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. In accordance with standard policy, Ernst & Young LLP periodically rotates the individuals who are responsible for our audit.
During the years ended December 31, 2021 and 2022, fees for services provided by Ernst & Young LLP were as follows:
	Fiscal Year Ended
Fees Billed to Day One	2022	2021
Audit Fees(1)	1,041,800	1,589,034
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	2,000	—
Total Fees	1,043,800	1,589,034
(1)
Represents fees for professional services provided in connection with the audit of our financial statements, the review of our quarterly financial statements, registration statements, and audit services provided in connection with other statutory or regulatory filings. Fees for 2022 include services associated with our follow-on public offering, which was completed in June 2022. Fees for 2021 include services associated with our initial public offering, which was completed in May 2021.

(2)	All other fees represent payment for access to Ernst & Young LLP online publications database.
There were no fees for services outside of the audit fees or other fees described above during 2022. There were no fees for services outside of the audit fees described above during 2021.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm, the scope of services provided by the independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
All of the services relating to the fees described in the table above were approved by our audit committee.
Required Vote
Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 requires the affirmative “FOR” vote of a majority of the voting power of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on the proposal and are voted for or against the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

REPORT OF THE AUDIT COMMITTEE
The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.
Our audit committee has reviewed and discussed with our management and Ernst & Young LLP our audited consolidated financial statements for the year ended December 31, 2022. Our audit committee has also discussed with Ernst & Young LLP the matters required to be discussed by the applicable standards of the Public Company Accounting Oversight Board (United States) and the U.S. Securities and Exchange Commission.
Our audit committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our audit committee concerning independence, and has discussed with Ernst & Young LLP its independence from us.
Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the year ended December 31, 2022 for filing with the U.S. Securities and Exchange Commission.
Submitted by the Audit Committee
Saira Ramasastry, Chair
Scott Garland
Michael Gladstone

PROPOSAL NO. 3
APPROVAL OF AN AMENDMENT TO OUR
RESTATED CERTIFICATE OF INCORPORATION
Section 102(b)(7) of the DGCL was amended effective August 1, 2022 to authorize exculpation of officers of Delaware corporations. Specifically, the amendment permits Delaware corporations to exculpate their officers, in addition to their directors, for personal liability for breach of the duty of care in certain actions. This exculpation would not protect officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Nor would this exculpation shield such officers from liability for claims brought by or in the right of the corporation, such as derivative claims.
Our board of directors believes it is necessary to provide protection to officers to the fullest extent permitted by law in order to attract and retain highly-qualified senior leadership. The nature of the role of directors and officers often requires them to make decisions on crucial matters often in time-sensitive situations, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. We expect competitor companies will likely adopt exculpation clauses that limit the personal liability of officers in their charters and failing to adopt the amendment could negatively affect our ability to recruit and retain high-caliber officer candidates.
The proposed amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any director or officer. This protection has long been afforded to directors, and our board of directors believes that extending similar exculpation to its officers is fair and in the best interests of the Company and its stockholders. Accordingly, our board of directors has unanimously approved the Certificate of Amendment to our Restated Certificate of Incorporation (the “Certificate of Amendment”) in the form attached hereto as Appendix A, and recommends that our stockholders vote “FOR” the proposed amendment.
Required Vote
The affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of our capital stock entitled to vote at the annual meeting is required to approve the Certificate of Amendment. You may vote “FOR”, “AGAINST”, OR “ABSTAIN” on this proposal. Shares that are voted “ABSTAIN” are treated as the same as voting “AGAINST” this proposal.
If our stockholders approve the Certificate of Amendment, our board of directors has authorized our officers to file the Certificate of Amendment with the Delaware Secretary of State, to become effective upon acceptance by the Delaware Secretary of State. Our board of directors intends to have that filing made if, and as soon as practicable after, this proposal is approved at this Annual Meeting. However, even if our stockholders adopt the Certificate of Amendment, the board of directors may abandon the Certificate of Amendment without further stockholder action prior to the effectiveness of the filing of the Certificate of Amendment with the Delaware Secretary of State and, if abandoned, the Certificate of Amendment will not become effective. If the board of directors abandons the Certificate of Amendment, it will publicly disclose that fact and the reason for its determination.
If this proposal is not approved by our stockholders, or if our board of directors abandons the Certificate of Amendment, then the Certificate of Amendment will not be adopted and the current Restated Certificate of Incorporation will remain in place.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OF OUR OFFICERS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2023, by:
•	each of our named executive officers;
•	each of our directors or director nominees;
•	all of our directors and executive officers as a group; and
•	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of our common stock.
We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares beneficially owned, subject to applicable community property laws.
Applicable percentage ownership is based on 73,572,633 shares of common stock outstanding as of March 31, 2023. Shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2023 or restricted stock units (“RSUs”) that may vest and settle within 60 days of March 31, 2023 are deemed to be outstanding and to be beneficially owned by the person holding the stock options or RSUs for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the individuals and entities listed in the table below is 2000 Sierra Point Parkway, Suite 510, Brisbane, California 94005.
	Shares Beneficially Owned
Name of Beneficial Owner	Number (#)	Percent (%)
Directors and Named Executive Officers:
Jeremy Bender, Ph.D., M.B.A.(1)	2,640,324	3.5
Samuel Blackman, M.D., Ph.D.(2)	2,385,005	3.2
Charles York II, M.B.A.(3)	589,396	*
Julie Grant, M.Phil., M.B.A.(4)	400,666	*
John A. Josey, Ph.D., M.B.A.(5)	141,356	*
Natalie Holles(6)	132,950	*
Saira Ramasastry, M.S., M.Phil.(7)	128,238	*
Daniel Becker, M.D., Ph.D.(8)	73,308	*
Michael Gladstone(9)	68,308	*
Scott Garland(10)	54,343	*
Garry Nicholson(11)	22,600	*
All executive officers and directors as a group (11 persons)	6,636,494	8.8
Over 5% Stockholders:
AI Day 1 LLC(12)	10,684,638	14.5
FMR LLC(13)	9,002,310	12.2
Entities affiliated with Atlas Venture(14)	7,568,317	10.3
RA Capital Management, L.P(15)	7,040,622	9.6
*	Less than 1%
(1)
Consists of (i) 1,174,276 shares held directly by Mr. Bender; (ii) 281,574 shares held by The Jeremy Bender 2022 Grantor Retained Annuity Trust, of which Mr. Bender is the trustee; (iii) 281,574 shares held by The Melissa Bender 2022 Grantor Retained Annuity Trust, of which Mr. Bender’s spouse is the trustee; (iv) 894,588 stock options exercisable within 60 days of March 31, 2023; and (v) 8,312 RSUs that may vest and settle within 60 days of March 31, 2023. Certain of the shares held directly are subject to Day One’s right of repurchase if underlying vesting conditions are not met.

(2)
Consists of (i) 1,233,660 shares held directly by Mr. Blackman; (ii) 1,000,000 shares held by the 2021 Blackman Family Trust LLC, of which Mr. Blackman is the sole manager, and has shared voting and dispositive power with his wife as members; (iii) 148,721 stock options exercisable within 60 days of March 31, 2023; and (iv) 2,624 RSUs that may vest and settle within 60 days of March 31, 2023.

(3)
Consists of (i) 262,128 shares held directly by Mr. York; (ii) 323,643 stock options exercisable within 60 days of March 31, 2023; and (iii) 3,625 RSUs that may vest and settle within 60 days of March 31, 2023. Certain of the shares held directly are subject to Day One’s right of repurchase if underlying vesting conditions are not met.

(4)
Consists of (i) 330,000 shares held directly by The Grant Family Delaware Trust, of which Ms. Grant is the trustee; (ii) 2,358 shares held by The Adam and Julie Grant Revocable Trust, of which Ms. Grant and her spouse are co-trustees; and (iii) 68,308 stock options held by Ms. Grant and exercisable within 60 days of March 31, 2023. Ms. Grant has not been nominated for re-election to our board of directors at the Annual Meeting.

(5)
Consists of (i) 72,292 shares held directly by Mr. Josey; and (ii) 69,064 stock options exercisable within 60 days of March 31, 2023. Certain of the shares held directly are subject to the company’s right of repurchase if underlying vesting conditions are not met.

(6)	Consists of (i) 57,310 shares held directly by Ms. Holles; and (ii) 75,640 stock options exercisable within 60 days of March 31, 2023.
(7)
Consists of (i) 50,485 shares held directly by Ms. Ramasastry; and (ii) 77,753 stock options exercisable within 60 days of March 31, 2023. Certain of the shares held directly are subject to the company’s right of repurchase if underlying vesting conditions are not met.

(8)	Consists of (i) 5,000 shares held directly by Mr. Becker; and (ii) 68,308 stock options exercisable within 60 days of March 31, 2023.
(9)
Consists of 68,308 stock options exercisable within 60 days of March 31, 2023. Mr. Gladstone is a member of Atlas Venture Life Science Advisors, LLC and, as such, disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein.

(10)	Consists of 54,343 stock options exercisable within 60 days of March 31, 2023.
(11)	Consists of 22,600 stock options exercisable within 60 days of March 31, 2023.
(12)
As reported in a statement on Schedule 13D filed with the SEC on June 21, 2022 by AI Day1 LLC (“AI Day1”) and its affiliates and a Form 4 filed on January 20, 2022. Represents shares held by AI Day1 and may be deemed to be beneficially owned by Access Industries Holdings LLC (“AIH”), Access Industries Management, LLC (“AIM”) and Len Blavatnik because AIH indirectly controls all of the outstanding voting interests in AI Day 1 LLC, AIM controls AIH and Mr. Blavatnik controls AIM and holds a majority of the outstanding voting interests in AIH. The business address and principal executive offices of each of AI Day1, AIH, AIM and Mr. Blavatnik is c/o Access Industries, Inc., 40 West 57th Street, 28th Fl., New York, NY 10019.

(13)
As reported in a statement on Schedule 13G filed with the SEC on February 9, 2023 by Fidelity Institutional Asset Management LLC (“FIAM LLC”) and its affiliates, 9,002,310 shares of our common stock beneficially owned, or that may be deemed to be beneficially owned, by FMR LLC, certain of its subsidiaries and affiliates, and other companies. The business address and principal executive offices of FIAM LLC is 245 Summer Street, Boston, MA 02210.

(14)
As reported in a statement on Schedule 13G/A filed with the SEC on February 14, 2023. Of the total shares beneficially owned, (i) Atlas Venture Fund XI, L.P. (“Atlas XI”) holds 6,008,534 shares directly, (ii) Atlas Venture Opportunity Fund I, L.P. (“AVO I”) holds 793,116 shares directly and (iii) Atlas Venture Opportunity Fund II, L.P (“AVO II”) holds 766,667 shares directly.

Atlas Venture Associates XI, L.P. (“AVA XI LP”) is the general partner of Atlas XI and Atlas Venture Associates XI, LLC (“AVA XI LLC”) is the general partner of AVA XI LP. Each of Atlas XI, AVA XI LP and AVA XI LLC has shared voting and dispositive power over the shares held by Atlas XI. As such, each of Atlas XI, AVA XI LP and AVA XI LLC may be deemed to beneficially own the shares held by Atlas XI.

Atlas Venture Associates Opportunity I, L.P. (“AVAO LP’) is the general partner of AVO I and Atlas Venture Associates Opportunity I, LLC (“AVAO LLC”) is the general partner of Atlas Venture Associates Opportunity I, L.P. (“AVAO LP”). Each of AVO I, AVAO LP and AVAO LLC has shared voting and dispositive power over the shares held by AVO I. As such, each of AVO I, AVAO LP and AVAO LLC may be deemed to beneficially own the shares held by AVO I.

Atlas Venture Associates Opportunity II, L.P. (“AVAO II LP”) is the general partner of AVO II and Atlas Venture Associates Opportunity II, LLC (“AVAO II LLC”) is the general partner of AVAO II LP. Each of AVO II, AVAO II LP and AVAO II LLC has shared voting and dispositive power over the shares held by AVO II. As such, each of AVO II, AVAO II LP and AVAO II LLC may be deemed to beneficially own the shares held by AVO II.

The business address and principal executive offices of each of Atlas XI, AVO I and AVO II is 300 Technology Square, 8th Floor, Cambridge, MA 02139.
(15)
As reported in a statement on Schedule 13G/A filed with the SEC on February 14, 2023 by RA Capital Management, L.P. (“RA Capital”) and its affiliates. Consists of 6,480,961 shares of common stock held by RA Capital Healthcare Fund, L.P. (the “Fund”) and 559,661 shares of common stock held by RA Capital Nexus Fund, L.P. (the “Nexus Fund”). RA Capital Healthcare Fund GP, LLC is the general partner of the Fund and RA Capital Nexus Fund GP, LLC is the general partner of the Nexus Fund. The general partner of RA Capital is RA Capital Management GP, LLC, of which Peter Kolchinsky and Rajeev Shah are the controlling persons. RA Capital serves as investment adviser for the Fund and the Nexus Fund and may be deemed a beneficial owner, for purposes of Section 13(d) of the Exchange Act, of any securities of the company held by the Fund and the Nexus Fund. The Fund and the Nexus Fund have delegated to RA Capital the sole power to vote and the sole power to dispose of the common stock of the company held in the Fund and the Nexus Fund. Because the Fund and the Nexus Fund have divested themselves of voting and investment power over the reported securities they hold and may not revoke that delegation on less than 61 days’ notice, the Fund and the Nexus Fund disclaim beneficial ownership of the securities they hold for purposes of Section 13(d) of the Exchange Act and therefore disclaim any obligation to report ownership of the reported securities under Section 13(d) of the Exchange Act. As managers of RA Capital, Dr. Kolchinsky and Mr. Shah may be deemed beneficial owners, for purposes of Section 13(d) of the Exchange Act, of any securities of the company beneficially owned by RA Capital. The business address and principal executive offices of the each of RA Capital, the Fund, the Nexus Fund, Dr. Kolchinsky and Mr. Shah is c/o RA Capital Management, L.P., 200 Berkeley Street, 18th Floor, Boston, MA 02116.

EXECUTIVE OFFICERS
The names of our executive officers, their ages as of the date of this Proxy Statement and their positions are shown below:
Name	Age	Position(s)
Executive Officers:
Jeremy Bender, Ph.D., M.B.A.	51	Chief Executive Officer, President and Director
Charles York II, M.B.A.	46	Chief Operating Officer, Chief Financial Officer and Secretary
Samuel Blackman, M.D., Ph.D.	54	Chief Medical Officer and Co-Founder
Our board of directors chooses executive officers, who then serve at the discretion of our board of directors. There is no family relationship between any of the directors or executive officers and any of our other directors or executive officers.
For information regarding Dr. Bender, please refer to “Proposal No. 1 Election of Directors.”
Charles York II, M.B.A. has served as our Chief Operating Officer and Chief Financial Officer since February 2021. Immediately prior to joining Day One, Mr. York served as Chief Financial Officer and Head of Corporate Development of Aeglea Biotherapeutics, Inc., a biotechnology company specializing in rare metabolic disease, where he led the investor relations, corporate development, communications, financial planning, accounting, human resources and information technology since September 2015, after joining Aeglea as Vice President, Finance, in July 2014. Prior to joining Aeglea, Mr. York held financial management roles in the life science, pharmaceutical and technology industries and began his career at PricewaterhouseCoopers LLP. Mr. York is a CPA in the state of Arizona and received a B.S. in Accounting from the University of Connecticut and an MBA from the McCombs School of Business at the University of Texas at Austin.
Samuel Blackman, M.D., Ph.D. is our co-founder and has served as our Chief Medical Officer since November 2018. Prior to co-founding Day One, Dr. Blackman was Head of Clinical Development at Mavupharma, a drug discovery company focused on leveraging the immune system to treat cancer and infectious diseases, from September 2018 to July 2019. Prior to Mavupharma, he was Head of Clinical Development at Silverback Therapeutics, a biotechnology company developing tissue-targeted therapeutics, from August 2016 to September 2018. Prior to Silverback, Dr. Blackman was a senior medical director at Juno Therapeutics, a biotechnology company focused on cancer treatments from June 2014 to August 2016, and before that he held roles of increasing responsibility at Seattle Genetics, Merck and GlaxoSmithKline. Dr. Blackman is a graduate of the pediatric hematology/oncology fellowship program at the Dana Farber Cancer Institute and Children’s Hospital Boston, and the pediatric residency program at Cincinnati Children’s Hospital Medical Center. Dr. Blackman received his B.A. in Philosophy, his M.D. and Ph.D. in Pharmacology from the University of Illinois at Chicago.

EXECUTIVE COMPENSATION
Overview
This section provides an overview of the executive compensation for our principal executive officer and the two other most highly compensated executive officers serving as such at December 31, 2022. We refer to these three executive officers as our “Named Executive Officers.” The compensation awarded to, earned by, or paid to our Named Executive Officers for all services rendered in all capacities to us during the years ended December 31, 2022 and 2021, as applicable, is set forth in detail in the Summary Compensation Table and other tables that follow, as well as the accompanying footnotes and narratives relating to those tables.
Our Named Executive Officers for the year ended December 31, 2022 were:
•	Jeremy Bender, our Chief Executive Officer and President;
•	Charles York II, our Chief Operating Officer, Chief Financial Officer and Secretary; and
•	Samuel Blackman, our co-founder and Chief Medical Officer.
2022 Summary Compensation Table
The following table provides information concerning compensation awarded to, earned by or paid to each of our Named Executive Officers for all services rendered in all capacities during the years ended December 31, 2022 and 2021, respectively.
Name and Principal Position	Fiscal Year	Salary ($)	Bonus	Option Awards(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Total ($)
Jeremy Bender(4) Chief Executive Officer and President	2022	610,000	—	3,361,436	812,820	290,000	5,074,256
	2021	523,021	—	13,756,228	5,168,061	313,800	19,761,110
Charles York II Chief Operating Officer and Chief Financial Officer	2022	495,000	—	1,278,531	313,720	220,000	2,307,251
	2021	396,042	100,000(5)	4,670,232	2,534,266	218,300	7,918,840
Samuel Blackman Co-Founder and Chief Medical Officer	2022	470,000	—	1,143,057	270,940	181,000	2,064,997
	2021	422,568	—	1,815,322	493,000	205,000	2,935,890
(1)
The amounts reported in the Option Awards column represent the aggregate grant date fair value of the stock options awarded to the named executive officer during the years ended December 31, 2022 and 2021, respectively, calculated in accordance with ASC 718. The assumptions used in calculating the grant date fair value of the stock options reported in the Option Awards column are set forth in Note 9 to the audited consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2022. Note that the amounts reported in this column reflect the aggregate accounting cost for these awards, and do not necessarily correspond to the actual economic value that may be received by the named executive officer from the awards.

(2)
The amounts reported in the Stock Awards column represents the aggregate grant date fair value of incentive shares granted under our Incentive Share Plan to the named executive officers during the years ended December 31, 2022 and 2021, respectively, as computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value of the awards reported in the Equity Awards columns are set forth in Note 9 to our audited consolidated financial statements included elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2022. Note that the amounts reported in this column reflect the aggregate accounting cost for these awards, and do not necessarily correspond to the actual economic value that may be received by the named executive officer from the awards.

(3)
Amounts represent cash bonus amounts for fiscal year 2022 and 2021, as applicable, awarded to our named executed officers, which are awarded based on achievement of pre-determined corporate performance goals and individual achievement.

(4)	Dr. Bender is also a member of our board of directors but does not receive any additional compensation in his capacity as a director.
(5)	This amount represents a sign-on bonus paid to Mr. York in connection with the commencement of his employment pursuant to an offer letter we entered into with Mr. York.
Equity Compensation
From time to time, we grant equity awards in the form of stock options, restricted stock units and shares of restricted stock to our Named Executive Officers, which are generally subject to vesting based on each of our Named Executive Officer’s continued service with us. Each of our Named Executive Officers currently holds outstanding stock options to purchase shares of our Class B common stock, restricted stock units and shares of restricted stock that were granted under our Incentive Share Plan and 2021 Equity Incentive Plan, as set forth in the “Outstanding Equity Awards at Fiscal Year-End Table” below.
Outstanding Equity Awards at Fiscal Year-End Table
The following table presents, for each of the Named Executive Officers, information regarding outstanding equity awards held as of December 31, 2022.
	Option Awards(1)					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)(4)
Jeremy Bender	01/18/2022	90,973	306,027	14.26	1/18/2032	—	—
	05/26/2021	14,698	12,452	16.00	5/26/2031	—	—
	05/26/2021	128,446	179,838	16.00	5/26/2031	—	—
	05/26/2021	446,376	681,324	16.00	5/26/2031	—	—
	01/18/2022(2)	—	—	—	—	42,752	920,023
	04/06/2021(3)	—	—	—	—	190,820	4,106,446
	10/06/2020(3)	—	—	—	—	657,007	14,138,791
Charles York	01/18/2022	34,598	116,402	14.26	1/18/2032	—	—
	05/26/2021	108,781	128,586	16.00	5/26/2031	—	—
	05/26/2021	103,033	157,267	16.00	5/26/2031	—	—
	01/18/2022(2)	—	—	—	—	16,500	355,080
	02/25/2021(3)	—	—	—	—	182,850	3,934,932
Samuel Blackman	01/18/2022	30,932	104,068	14.26	1/18/2032	—	—
	05/26/2021	24,229	33,938	16.00	5/26/2031	—	—
	05/26/2021	53,395	81,505	16.00	5/26/2031	—	—
	01/18/2022(2)	—	—	—	—	14,252	306,703
	04/06/2021(3)	—	—	—	—	36,008	774,892
(1)	These columns reflect options awarded to our named executive officers. All options were granted pursuant to our 2021 Equity Incentive Plan.
(2)
Reflects shares underlying RSU awards: 1/16th of the shares subject to the RSU shall vest on each February 15, May 15, August 15 and November 15 until the shares subject to the RSU are fully vested or vesting terminates pursuant to the terms of our 2021 Equity Incentive Plan.

(3)
Reflects unvested common stock received by our named executive officers upon the conversion of incentive shares awarded to our named executive officers prior to our initial public offering pursuant to our Incentive Share Plan (the “Incentive Shares”) in connection with our conversion from a limited liability company.

(4)
Values in this column are calculated using a price per share of $21.52, the closing price of our common stock on December 30, 2022, the last trading day of the fiscal year, as reported on the Nasdaq Global Market.

Potential Payments upon Termination or Change of Control
In May 2021, we adopted arrangements for our executive officers, including our Named Executive Officers, that provide for payments and benefits on termination of employment or upon a termination in connection with a change of control.
Under those arrangements, in the event that Dr. Bender is terminated without “cause” or he resigns for “good reason” outside of the period of three months before or 12 months after a “change of control,” he will be entitled to (i) an amount equal to 12 months of his base salary at the rate in effect immediately prior to such termination, payable in a cash lump-sum, (ii) to the extent Dr. Bender timely elects to receive continued coverage under our group-healthcare plans, we will continue to pay the full amount of his premium payments for such continued coverage for a period ending on the earlier of (x) 12 months following the termination date and (y) the date that he becomes eligible for coverage under another employer’s plans, and (iii) vesting acceleration of his equity awards (including any unvested shares issued upon conversion of any profits interests and excluding any performance-based equity awards) in an amount equal to an additional 12 months of vesting credit. Notwithstanding the foregoing, all such benefits shall be limited to an amount that is not greater than the period of the applicable executive officer’s service to us (e.g., an executive officer who has only been in service to us for two months shall only receive two months of severance, COBRA, and vesting acceleration). Further, in the event that such termination of employment is without “cause” or is due to a resignation for “good reason,” that occurs within three months before or 12 months following a “change of control” of the company, then (i) the amount payable as severance shall be increased to 24 months of Dr. Bender’s base salary at the rate in effect immediately prior to such termination plus 200% of his then-current annual target bonus opportunity, payable in a cash lump-sum, (ii) the period of continued benefit coverage shall be increased to a period of 24 months following the termination date (or, if earlier, until the date that he becomes eligible for coverage under another employer’s plans), and (iii) the vesting acceleration of all equity awards shall be increased to 100% vesting acceleration of each of his then-outstanding equity awards (provided that performance-based awards shall accelerate at the greater of target levels or actual achievement). All such payments and benefits (whether with or apart from a change of control) will be subject to Dr. Bender’s execution of a general release of claims against us.
In the event that either Mr. York or Dr. Blackman is terminated without “cause” or he resigns for “good reason” outside of the period of three months before or 12 months after a “change of control,” he will be entitled to (i) an amount equal to nine months of his base salary at the rate in effect immediately prior to such termination, payable in a cash lump-sum, (ii) to the extent Mr. York or Dr. Blackman timely elects to receive continued coverage under our group-healthcare plans, we will continue to pay the full amount of his premium payments for such continued coverage for a period ending on the earlier of (x) nine months following the termination date and (y) the date that he becomes eligible for coverage under another employer’s plans, and (iii) vesting acceleration of his equity awards (including any unvested shares issued upon conversion of any profits interests and excluding any performance-based equity awards) in an amount equal to an additional nine months of vesting credit. Notwithstanding the foregoing, all such benefits shall be limited to an amount that is not greater than the period of the applicable executive officer’s service to us (e.g., an executive officer who has only been in service to us for two months shall only receive two months of severance, COBRA, and vesting acceleration). Further, in the event that such termination of employment is without “cause” or is due to a resignation for “good reason,” that occurs within three months before or 12 months following a “change of control” of the company, then (i) the amount payable as severance shall be increased to 18 months of Mr. York’s or Dr. Blackman’s base salary at the rate in effect immediately prior to such termination plus 150% of his then-current annual target bonus opportunity, payable in a cash lump-sum, (ii) the period of continued benefit coverage shall be increased to a period of 18 months following the termination date (or, if earlier, until the date that he becomes eligible for coverage under another employer’s plans), and (iii) the vesting acceleration of all equity awards shall be increased to 100% vesting acceleration of each of his then-outstanding equity awards (provided that performance-based awards shall accelerate at the greater of target levels or actual achievement). All such payments and benefits (whether with or apart from a change of control) will be subject to Mr. York’s or Dr. Blackman’s execution of a general release of claims against us.
Limitations on Liability and Indemnification Matters
Our restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by the DGCL. Consequently, our directors are not personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:
•	any breach of the director’s duty of loyalty to us or our stockholders;
•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or
•	any transaction from which the director derived an improper personal benefit.
Our restated certificate of incorporation and our amended and restated bylaws require us to indemnify our directors and officers to the maximum extent not prohibited by the DGCL and allow us to indemnify other employees and agents as set forth in the DGCL. Subject to certain limitations, our amended and restated bylaws also require us to advance expenses incurred by our directors and officers for the defense of any action for which indemnification is required or permitted, subject to very limited exceptions.

We have entered, and intend to continue to enter, into separate indemnification agreements with our directors, officers, and certain of our other employees. These agreements, among other things, require us to indemnify our directors, officers and key employees for certain expenses, including attorneys’ fees, judgments, penalties, fines and settlement amounts actually incurred by these individuals in any action or proceeding arising out of their service to us or any of our subsidiaries or any other company or enterprise to which these individuals provide services at our request. Subject to certain limitations, our indemnification agreements also require us to advance expenses incurred by our directors, officers and key employees for the defense of any action for which indemnification is required or permitted.
We believe that these provisions in our restated certificate of incorporation, amended and restated bylaws and indemnification agreements are necessary to attract and retain qualified persons such as directors, officers, and key employees. We also maintain directors’ and officers’ liability insurance.
The limitation of liability and indemnification provisions in our restated certificate of incorporation, amended and restated bylaws or in these indemnification agreements may discourage stockholders from bringing a lawsuit against our directors and officers for breaches of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers or persons controlling us, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Rule 10b5-1 Sales Plans
Certain of our directors and executive officers have adopted written plans, known as Rule 10b5-1 plans, in which they have contracted with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend or terminate the plan in specified circumstances.

EQUITY COMPENSATION PLAN INFORMATION
The following table presents information as of December 31, 2022 with respect to compensation plans under which shares of our common stock may be issued.
Plan category	Number of securities to be issued upon exercise of outstanding securities (#)	Weighted- average exercise price of outstanding options ($)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column) (#)
Equity compensation plans approved by security holders	9,842,262(2)	16.42	2,297,931(3)
Equity compensation plans not approved by security holders(4)	356,400	21.14	643,600
Total	10,198,662		2,941,531
(1)	The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs, since RSUs have no exercise price.
(2)
Excludes 152,550 performance share options and 99,250 performance share units granted under the 2021 Equity Incentive Plan (the “2021 EIP”) as the achievement of the performance-based metrics of the performance awards was not deemed probable and excludes purchase rights accruing under the 2021 Employee Stock Purchase Plan (“2021 ESPP”).

(3)
As of December 31, 2022, there were 1,196,175 shares of common stock available for issuance under the 2021 EIP. The number of shares reserved for issuance under our 2021 EIP increased automatically by 3,672,908 on January 1, 2023 and will increase automatically on the first day of January of each of 2023 through 2031 by the number of shares equal to five percent (5%) of the total number of outstanding shares of all classes of the company’s common stock outstanding on each December 31 immediately prior to the date of increase or a lower number approved by our board of directors. As of December 31, 2022, there were 1,101,756 shares of common stock available for issuance under the 2021 ESPP. The number of shares reserved for issuance under our 2021 ESPP increased automatically by 734,581 shares on January 1, 2023 and will increase automatically on the first day of January of each year during the term of the 2021 ESPP by the number of shares equal to 1% of the total outstanding shares of our common stock as of the immediately preceding December 31 or a lower number approved by our board of directors.

(4)	Represents shares subject to our 2022 Equity Inducement Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal No. 1 Election of Directors—Director Compensation,” respectively, since January 1, 2021, the following are the only transactions or series of similar transactions to which we were or will be a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had or will have a direct or indirect material interest.
Series B Redeemable Convertible Preferred Shares Financing
In February 2021, we sold an aggregate of 9,638,141 Series B redeemable convertible preferred shares at a purchase price of $13.488 per share for an aggregate purchase price of approximately $130.0 million. Each of our Series B redeemable convertible preferred shares converted into one share of our common stock upon the completion of our initial public offering.
The purchasers of our Series B redeemable convertible preferred shares were entitled to specified registration rights. The following table summarizes the Series B redeemable convertible preferred shares purchased by members of our board of directors or their affiliates and holders of more than 5% of our outstanding capital stock. The terms of these purchases were the same for all purchasers of our Series B redeemable convertible preferred shares. Please refer to the section titled “Principal Stockholders” for more details regarding the shares held by these entities.
Name of stockholder	Number of Series B redeemable convertible preferred shares	Total purchase price ($)
Canaan XI L.P.(1)	148,279	1,999,996
Atlas Venture Opportunity Fund I, L.P.(2)	741,396	9,999,981
AI Day1 LLC(3)	741,396	9,999,981
Affiliates of RA Capital(4)	2,965,588	39,999,987
(1)	Julie Grant is a member of our board of directors and is a non-managing member of Canaan Partners XI LLC, the general partner of Canaan XI LP.
(2)	Michael Gladstone is a member of our board of directors and is a member of Atlas Venture Life Science Advisors, LLC, which is the manager of Atlas Venture Opportunity Fund I, LP.
(3)	Dan Becker is a member of our board of directors and is a Managing Director at Access Industries, Inc., an affiliate of Access Industries Management LLC, which controls AI Day1 LLC.
(4)
Consists of 2,520,751 shares of Series B preferred shares purchased by RA Capital Healthcare Fund, L.P. and 444,837 shares of Series B preferred shares purchased by RA Capital Nexus Fund II, L.P. Derek DiRocco is a former member of our board of directors and is a partner at RA Capital Management, L.P., the managing partner of RA Capital Healthcare Fund, L.P. and RA Capital Nexus Fund II, L.P.

Insider Participation in Initial Public Offering
Certain of our principal stockholders and their affiliated entities, including stockholders affiliated with certain of our directors, purchased an aggregate of 3,388,000 shares of our common stock in our initial public offering on May 26, 2021 at the initial public offering price of $16.00 per share. The following table summarizes the shares of common stock purchased by our executive officers, members of our board of directors or their affiliates and holders of more than 5% of our outstanding capital stock in an amount exceeding $120,000:
Name of stockholder	Number of shares of common stock (#)	Total purchase price ($)
Canaan XI L.P.	13,000	208,000
AI Day1 LLC	875,000	14,000,000
Atlas Venture	500,000	8,000,000
Affiliates of RA Capital	2,000,000	32,000,000
Millennium Pharmaceuticals, Inc. Share Exchange
On May 4, 2021, we entered into a Stock Exchange Agreement with Millennium Pharmaceuticals, Inc. an affiliate of Takeda Pharmaceutical Company Limited. Pursuant to the terms of the Millennium Stock Exchange Agreement and the Plan of Conversion, Millennium Pharmaceuticals, Inc. agreed to exchange 9,857,143 shares of Series A redeemable convertible preferred stock of DOT Therapeutics-1, Inc., our subsidiary, for 6,470,382 shares of our common stock pursuant to and contingent upon the effectiveness of our corporate conversion from a limited liability company to a corporation (the “Conversion”), and subject to the satisfaction of the other terms and conditions of the Millennium Stock Exchange Agreement.
Investors’ Rights Agreement
We have entered into an amended and restated investors’ rights agreement (the “IRA”), dated February 1, 2021 with certain holders of our then outstanding redeemable convertible preferred shares, including entities with which certain of our executive officers and directors are affiliated. These stockholders are entitled to rights with respect to the registration of their shares under the Securities Act. In connection with the Conversion, we entered into a stockholders agreement with the existing holders of our then-converted securities incorporating the terms of the LLC agreement and the IRA.
LLC Agreement
Our LLC agreement governed our operations prior to the consummation of the Conversion. The LLC agreement set forth the authorized classes of Day One LLC’s equity securities, the allocation of profits and losses among the classes and the preferences of the preferred classes. The LLC agreement also set forth the rights of and restrictions on members, including rights with respect to the election of directors, management and certain transfer restrictions on the holders of shares. The LLC agreement also provided for transfer restrictions in respect of securities held by certain holders of our securities, as well as rights of first refusal and co-sale rights in respect of sales of securities by certain holders of our securities. The transfer restrictions, rights of first refusal and co-sale rights under the LLC agreement do not apply to this offering. The LLC agreement included indemnification and exculpation provisions applicable to the directors, officers, members, employees and agents of Day One LLC. Concurrent with the consummation of the Conversion, the LLC agreement was terminated.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our restated bylaws require us to indemnify our directors to the fullest extent not prohibited by Delaware law. Subject to certain limitations, our restated bylaws also require us to advance expenses incurred by our directors and officers. For more information regarding these agreements, see the section titled “Executive Compensation—Limitation on Liability and Indemnification Matters.”
Review, Approval or Ratification of Transactions with Related Parties
Our related persons transactions policy provides that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock, and any members of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a material related person transaction with us without the review and approval of our audit committee, or a committee composed solely of independent directors in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest. The policy further provides that any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our common stock or with any of their immediate family members or affiliates in which the amount involved exceeds $120,000 will be presented to our audit committee (or the committee composed solely of independent directors, if applicable) for review, consideration and approval. In approving or rejecting any such proposal, our audit committee (or the committee composed solely of independent directors, if applicable) will consider the relevant facts and circumstances available and deemed relevant to the audit committee (or the committee composed solely of independent directors, if applicable), including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

ADDITIONAL INFORMATION
Stockholder Proposals to be Presented at Next Annual Meeting
Our amended and restated bylaws provide that, for stockholder nominations to our board of directors or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Secretary at Day One Biopharmaceuticals, Inc., 2000 Sierra Point Parkway, Suite 501, Brisbane, CA 94005.
To be timely for our 2023 annual meeting of stockholders, a stockholder’s notice must be delivered to or mailed and received by our Secretary at our principal executive offices not earlier than 5:00 p.m. Eastern Time on March 9, 2024 and not later than 5:00 p.m. Eastern Time on April 8, 2024. A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our restated bylaws.
To comply with our amended and restated bylaws as well as the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2024 annual meeting of stockholders must ensure that our Secretary receives written notice that sets forth all information required by our amended and restated bylaws and by Rule 14a-19(b) under the Exchange Act within the time frames set forth above.
Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2024 annual meeting of stockholders must be received by us not later than December 30, 2023 in order to be considered for inclusion in our proxy materials for that meeting.
Available Information
We will mail, without charge, upon written request, a copy of our annual report on Form 10-K for the year ended December 31, 2022, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
Day One Biopharmaceuticals, Inc.
2000 Sierra Point Parkway
Suite 501
Brisbane, California 94005
Attn: Secretary
The annual report is also available at https://ir.dayonebio.com under “SEC Filings” in the “Financials & Filings” section of our website.
Electronic Delivery of Stockholder Communications
We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via e-mail. With electronic delivery, you will be notified via e-mail as soon as future annual reports and proxy statements are available on the Internet, and you can submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:
Registered Owner (you hold our common stock in your own name through our transfer agent, American Stock Transfer & Trust Company, LLC, or you are in possession of stock certificates): visit www.astfinancial.com and log into your account to enroll.
Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee or nominee.
Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may call American Stock Transfer & Trust Company, LLC, our transfer agent, by phone at (800) 937-5449, by e-mail at help@astfinancial.com, or visit www.astfinancial.com with questions about electronic delivery.
“Householding”—Stockholders Sharing the Same Last Name and Address
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.
This year, a number of brokers with account holders who are our stockholders will be “householding” our annual report and proxy materials, including the Notice. A single Notice and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Broadridge at (866) 540-7095 or writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.
Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, our annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice and, if applicable, annual report and other proxy materials, you may write our Secretary at 2000 Sierra Point Parkway, Suite 501, Brisbane, California 94005 telephone number +1 (650) 484-0899.
Any stockholders who share the same address and receive multiple copies of our Notice or annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or our Secretary at the address or telephone number listed above.

OTHER MATTERS
Our board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

APPENDIX A-1
CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
DAY ONE BIOPHARMACEUTICALS, INC.
Day One Biopharmaceuticals, Inc. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows:
1. That the name of this Corporation is Day One Biopharmaceuticals, Inc., and that this Corporation was originally incorporated pursuant to the General Corporation Law on May 26, 2021 under the name Day One Biopharmaceuticals, Inc. The Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 1, 2021, as amended (the “Restated Charter”).
2. Amendment to Article SEVENTH.
(a) Article SEVENTH of the Restated Charter is hereby amended and restated in its entirety as follows:
“ARTICLE VII: LIMITATION OF LIABILITY
1. Limitation of Liability. To the fullest extent permitted by law, neither a director of the Corporation nor an officer of the corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. Without limiting the effect of the preceding sentence, if the General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director or officer, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended.
2. Change in Rights. Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of this Restated Certificate of Incorporation inconsistent with this Article VII, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.”
3. That the foregoing amendment was duly adopted by the Board of Directors of the Corporation in accordance with Sections 141 and 242 of the General Corporation Law and was approved by the holders of the requisite number of shares of capital stock of the Corporation acting by written consent in accordance with Sections 228 and 242 of the General Corporation Law.
IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on this [   ] day of June, 2023.
By:
Name:	Charles N. York II
Title:	Chief Financial Officer
A-1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 21, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/DAWN2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 21, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V13706-P89759

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DAY ONE BIOPHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR ALL of the following nominees:

	For All	Withhold All	For All Except
1. Election of Class II Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Scott Garland
02) John Josey

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023.	☐	☐	☐
3. Approval of the Certificate of Amendment to the Certificate of Incorporation to provide for Officer Exculpation.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report, Notice and Proxy Statement are available at www.proxyvote.com.

V13707-P89759

DAY ONE BIOPHARMACEUTICALS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
JUNE 22, 2023 9:00 A.M. PACIFIC TIME

The stockholder(s) hereby appoint(s) Jeremy Bender, Adam Dubow and Charles York II, or any of them, as attorneys and proxies, each with the full power of substitution, to represent and vote on behalf of the undersigned all of the shares of common stock of Day One Biopharmaceuticals, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. Pacific Time on Thursday, June 22, 2023, by virtual meeting via live webcast, and any adjournment or postponement thereof, in accordance with the instructions set forth on the reverse side of this proxy card. The proxies are authorized to vote in their discretion upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting, and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, AND FOR PROPOSALS 2 AND 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Continued and to be signed on reverse side